Exhibit 99.1

 © 2017 Globalscape  Globalscape (NYSE American: GSB)  October 2017  Unleashing the Power of Data  INVESTOR PRESENTATION

 Safe Harbor Statement  2  © 2017 Globalscape  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2016 fiscal year, filed with the Securities and Exchange Commission on March 27, 2017.

 Who We Are  © 2017 Globalscape  3    Globalscape isa leader in the secure movement and integration of data  Our managed file transfer (MFT) platform secures and enables mission-critical exchanges of data  We help organizations control, manage, integrate and transfer data seamlessly across multiple locations or applications  Trusted and relied upon by thousands of customers all over the world                                Our Integration Platform as a Service (iPaaS) solution connects data and automates workflows of disparate cloud applications

                   Globalscape by the Numbers  4  © 2017 Globalscape  95+%CustomerRetention  $83MMarket Cap  13,000 Customers in150+ Countries  Headquartered inSan Antonio, TX  136Employees  18Consecutive Quarters of Profitability  $26MCash + Investments  $0Debt   1.6% Dividend Yield                                                 Data as of 3/31/2017  Data as of 10/2/2017  Data as of 10/2/2017

   OPPORTUNITY  5  © 2017 Globalscape  NYSE AMERICAN: GSB

NYSE AMERICAN: GSB

Helping Business Manage Their Data

The Problem

All organizations need a way to **manage their data**

- Some because their data is **highly sensitive**
- Others because their industries require it due to **regulations** and **compliance mandates**
- But they also need to **access** it *easily* and *efficiently*

Challenge: How do organizations keep files under **lock and key**, but also **readily accessible** at the same time?

The Solution

Managed File Transfer (MFT)

- MFT helps organizations manage and protect their sensitive information **in any situation**
- Used by some of the largest organizations in the world

Automated, quick, simple solution to a highly complex data management problem

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© 2017 Globalscape

globalscape
unleashing the power of data

NYSE AMERICAN: GSB

Billion-Dollar Global MFT Market

Growth Drivers

- Data Security
- Governance
- Compliance
- Performance Improvements
- Cost Efficiency

Industry Trends

- Cloud-based solutions gaining traction
- Heavy investment in MFT by N. American enterprises to improve their processes and B2B integration

Adoption Incentives

- Scalability
- Lower upfront costs compared to on-premises solutions
- Reduced maintenance costs

Expected to Reach $1.5B by 2020[1]

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© 2017 Globalscape
[1]Source: MarketsandMarkets
globalscape unleashing the power of data

     8  © 2017 Globalscape  The Different Types of File Transfer          Automated transfer between two servers with no (error-prone) human interaction  Server-to-Server File Transfer  A software application sends a file to a server or an email address, or sends a notification that a file is available for pickup  Server-to-Person File Transfer  Users send files to each other through email, such as Outlook or an online portal  Person-to-Person File Transfer  A user sends a file to a server, such as a shared drive in your office, where it is available to your coworkers or the server itself  Person-to-Server File Transfer

 9  © 2017 Globalscape                                  I need to seamlessly integrate systems into my existing network.  I need visibility and control over my data.  My department needs to comply with industry and government regulations.  My organization needs the ability to scale painlessly.  Why Do Customers Purchase MFT?

NYSE AMERICAN: GSB

Industries That Need MFT

Financial Services	Retail	Healthcare	Entertainment & Media	Government
Payroll Information	Purchase Orders	Patient Records	Video Files	Personnel Records
Account Statements	Point of Sale Data	Test Results	3D Animation	Logistics Data

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© 2017 Globalscape

NYSE AMERICAN: GSB

The Next Frontier

- The average enterprise now uses **1,427**[1] distinct cloud apps and services
- Businesses still need the same **control** over their data
- But now they also need it to **communicate universally** across legacy systems and cloud applications

Problem	Solution
Software speaks different languages	A solution that **integrates data** across different platforms
Teams use different tools and unrelated systems	**Simplify** integrating applications across an enterprise
Not enough development resources to fix it manually	**Empower your users** with tools to securely build their own data integrations

[1](*Skyhigh Networks, 12 Must-know Statistics on Cloud Usage in the Enterprise*)

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© 2017 Globalscape
globalscape unleashing the power of data

NYSE AMERICAN: GSB

Introducing Kenetix

An Integration Platform as a Service (iPaaS) Solution

Next-Gen Data Integration

- Natural **extension** and **enhancement** of MFT
- Used for:
  - application and data integration
  - business process automation
  - microservices orchestration

Transparency

- Break down existing silos between applications
- Democratize control of data across multiple systems

Intuitive

- Get the right data in the right places in real-time
- Share custom cloud application connectors or workflows

Quick to Start

- Express Implementation
- Quick ROI

Simple yet Powerful

- Empowers units outside of IT to create integrations
- Drag and drop interface

Rapidly Scalable

- Create complex integrations
- Single integrations span multiple apps

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© 2017 Globalscape

Core Benefits  THE POWER OF DATA AT YOUR FINGERTIPS    What We Do  © 2017 Globalscape  13  Globalscape Solution  DATA INTEGRATION  A POWERFUL INTEGRATION PLATFORM TO CONNECT AND HARNESS DATA  EASE OF USE  CONNECT EVERYTHING  DEMOCRATIZATION                                                      A ROBUST PLATFORM DESIGNED TO SECURELY TRANSFER DATA  OPERATIONAL EFFICIENCY  VISIBILITY AND REPORTING                              COMPLIANCE  GOVERNANCE                                                                                        ENHANCED FILE TRANSFER (EFT)

   LANDSCAPE  14  © 2017 Globalscape  NYSE AMERICAN: GSB

 Go-to-Market Strategy  © 2017 Globalscape  Multiple Customer Facing Sales Teams   Channel Facing Sales Team   Dedicated Sales Engineering Resources                      Business Development Resources  Demand GenerationSignificantly Increases Reach    15

 World-Class Customer Base  16  © 2017 Globalscape    Financial Services    Entertainment & Media    Technology    Retail    Healthcare    Government

   MFT Case Study: Well  17  © 2017 Globalscape  Leading UK Pharmacy Simplifies Data Management with Globalscape Globalscape improved overall operational efficiency for Well, saving the Well IT department vast amounts of time by streamlining manual data transfer processes Well’s financial data transfers are also more secure and have a reduced risk for payment fraud “We chose Globalscape because it was the right level of functionality with plenty of scope for future improvements, while still fitting our available budget.”        "  NYSE AMERICAN: GSB

     MFT Case Study: Food Chain  18  © 2017 Globalscape  International Fast Food Chain Eliminates Inefficiencies with Globalscape In an effort to replace and consolidate legacy data transfer systems, Globalscape helped streamline their data transfer processes Improved overall operational efficiency and secured all data movement within their network The fast food company saved time with less overall maintenance, no longer faced with manpower limitations Globalscape helped safeguard their business critical and sensitive data, providing greater control over data security within their network                     NYSE AMERICAN: GSB

 19  © 2017 Globalscape  Why We Win                              Industry pioneer with longevity in the marketplace   Specialist in the Managed File Transfer market & innovator in iPaaS   Relentless focus on customers, supported by retention and support rates  Technology is easy to set up, manage and use – out of the box  Best  First  Focused  Simple

       Increased Accessibility: SaaS-based EFT Cloud Services (Our Fastest Growing Segment)orEFT in Amazon Web Services (AWS) / Microsoft Azure for additional control   Our Approach for the Cloud  20  © 2017 Globalscape  Platform or Fully Managed Service Offering: Globalscape and its partners will manage your EFT for you  Dynamic Licensing: Traditional perpetual model (BYOL), monthly subscription or Hourly, fully metered for adapting to scaling environments        Options for Managed File Transfer in the Cloud  FLEXIBLE  MANAGEABLE  ADAPTABLE

    Key Strategic Growth Opportunities  21  © 2017 Globalscape          Accelerate organic growth via the EFT platform  Expand focus partnerships   Developing orAcquiring key technologies for any data management strategy: data movementdata integrationdata security      Globalscape is transforming into a more innovative, scalable, and cloud-centric organization                                                       Cloud Offerings and Consumption Model focused

   CONTACT US  22  © 2017 Globalscape  Investor Relations:Matt Glover or Najim MostamandLiolios Group, Inc.(210) 801-8489IR@globalscape.com  NYSE AMERICAN: GSB

   APPENDIX  23  © 2017 Globalscape  NYSE AMERICAN: GSB

         Leadership Profile  24  © 2017 Globalscape          Company leadership team are experts in their chosen fields  On average the team has 20 years of experience in the technology and software industries, specifically security and networking  Full leadership team is committed to transparency and visibility   Role they play executing company strategy is key to our success               NYSE AMERICAN: GSB

                 Leadership Team  © 2017 Globalscape  25  Matt GouletPresident & CEO  Jim AlbrechtCFO  Michael CanavanVP of Sales  Peter MerkulovChief Technology Officer  Greg HofferVP of Engineering  Gary MullenVP of Marketing  David MelloVP of Operations  Andrea FarmerVP of Human Resources